UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 11, 2021	(	January 6, 2021)
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

5555 San Felipe Street,	Houston,	Texas			77056-2723
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2021, the Board of Directors of Marathon Oil Corporation elected Brent Smolik as a member of the Board, effective as of January 11, 2021. Effective January 11, 2021, the size of the Board also increased to nine. In addition, the Board determined that Mr. Smolik was independent and appointed him as a member of the Corporation’s Audit and Finance Committee and the Corporate Governance and Nominating Committee.

Mr. Smolik will participate in the Marathon Oil Corporation Non-Employee Director Compensation Package, which was amended as of January 1, 2021. Under the package, Mr. Smolik will receive an annual cash retainer of $95,000 and an annual restricted stock unit award of $150,000. There are no arrangements or understandings between Mr. Smolik and any other person pursuant to which he was elected as a director.

Excluding the previously disclosed temporary reductions to the cash retainer fees for the third and fourth quarter of 2020, the amended Non-Employee Director Compensation Package reduces the annual non-employee director compensation for 2021 by approximately 25%, exclusive of chair fees.

A copy of the press release announcing the appointment of Mr. Smolik is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release of Marathon Oil Corporation, dated January 11, 2021
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

January 11, 2021	By:	/s/ Gary E. Wilson

Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer